==============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 2001

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                           1-8597                              94-2657368
(State or other jurisdiction           (Commission File Number)     (IRS Employer Identification No.)
     of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


==============================================================================

ITEM 5. Other Events.

On December 11, 2001, The Cooper Companies, Inc. issued a press release announcing its fiscal fourth quarter and 2001 results. This release is filed as an exhibit hereto and is incorporated herein by reference.

Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.


ITEM 7. Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit
  No.       Description
-------     -----------
99.1        Press Release dated December 11, 2001 of The Cooper Companies, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE COOPER COMPANIES, INC.


                                             By   /s/ Stephen C. Whiteford
                                                -------------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  (Principal Accounting Officer)

Dated:  December 12, 2001

                                  EXHIBIT INDEX



Exhibit                                                                   Sequentially
  No.             Description                                             Numbered Page
-------           -----------                                             -------------
99.1             Press Release dated December 11, 2001 of The Cooper
                 Companies, Inc.